BALLROOM DANCE FITNESS, INC.
                          9000 Burma Road, Suite 104
                      0020Palm Beach Gardens, Florida 33403
                               (754) 366 - 5435

                     Subscription Documents and Procedure

	Each prospective investor for the shares of Common Stock of Ballroom Dance Fitness, Inc., a Florida corporation (the "Company"), is required to complete, execute and return to the Company the following documents:

SUBSCRIPTION AGREEMENT: Please complete all the open lines, date and sign it on the Signature Page.





     Return the completed Subscription Agreement documents, to:

                         BALLROOM DANCE FITNESS, INC.
                          9000 Burma Road, Suite 104
                       Palm Beach Gardens, Florida 33403
                         Attention:  William G. Forhan
                          Telephone: (754) 366 - 5435





Please deliver the purchase price for the Shares being purchased TO THE ABOVE ADDRESS ALONG WITH THE COMPLETED SUBSCRIPTION DOCUMENTS.

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                            SUBSCRIPTION AGREEMENT

                            ----------------------

Mail to:

Ballroom Dance Fitness, Inc.
9000 Burma Road, Suite 104
Palm Beach Gardens, Florida 33403
Attention:  William G. Forhan

Ladies and Gentlemen:

	The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for the number of shares of common stock of Ballroom Dance Fitness, Inc., a Florida corporation (the "Company"), set forth on the signature page to this Agreement.


	The Company is offering a total of up to 6,000,000 shares of common stock, par value $0.0001 per share ("Shares"). The Shares are being offered at $0.40 per Share, for an aggregate purchase price of up to $2,400,000. The offering is being conducted on a "best efforts" basis by the Company, and completion of the offering is not subject to the purchase of a minimum number of Shares. All funds will be deposited directly in the treasury of the Company. The Shares are sometime hereinafter referred to as the "Securities".

1. Subscription.

	Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the number of Shares set forth on the signature page of this Agreement, for an aggregate purchase price equal to $0.40 times the number of Shares being subscribed for (the "Purchase Price").

	The Securities shall be paid for by the delivery of the Purchase Price by personal or corporate check which is being delivered contemporaneously herewith.

2. Conditions to Offer.

	The offering is made subject to the following conditions: (A) you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; (B) this offer shall not be deemed accepted by you unless and until you have so signified on the signature page to this Agreement and the Purchase Price has been received in cleared United States dollars and (C) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

	If less than the total number of Securities offered hereby is sold, the Company, in its sole discretion, may use all proceeds received and not return any subscriptions it has accepted from investors subject to the conditions described hereafter. The Company also reserves the right to undertake separate additional offerings on the same or varying offering terms.

	Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.


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3. Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:




(A)	The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered investment advice except as contained herein and in the prospectus.







(B)	The undersigned acknowledges and understands that only the information contained in the prospectus should be relied upon. The undersigned further acknowledges that to the extent necessary, it has been afforded the opportunity to ask questions of, and receive satisfactory answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and that this information is consistent with the information contained in the prospectus.

(C)	The undersigned acknowledges that the Shares of common stock issuable have been registered under the registration statement Form S-1 under the Securities Act of 1933, as amended.

(D)	The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by state or federal authorities.





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(E)	The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this Section
3 are true as of the date hereof and shall survive such date.

4. Indemnification.

The undersigned understands that the Securities are being offered with registration and that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

5. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby, or in any manner, waive any rights granted to him under federal or state securities laws.

6. Revocation.

The undersigned agrees that it shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, except pursuant to the applicable rules and regulations under the Act or applicable state securities laws. This Subscription Agreement shall survive the death or disability of the undersigned.

7. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

8. Risks of New Business.

The undersigned has been advised that the Company's business is subject to a high degree of risk and there is no assurance that the Company will succeed, become profitable or that investors in the Company will receive a return on all of any part of their investment. THIS IS A HIGHLY SPECULATIVE INVESTMENT THAT SHOULD NOT BE MADE BY ANYONE WHO CANNOT AFFORD TO SUSTAIN A LOSS OF ITS ENTIRE INVESTMENT. Among the risks attendant to an investment in the Company are those contained in the Company's public filings (viewable free of charge at www.sec.gov) is incorporated herein by reference.

9. Miscellaneous.

(A)	All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company.

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(B)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C)	The provisions of this Subscription Agreement shall survive the execution thereof.




11. Certification.

The undersigned has read this entire Subscription Agreement and certifies that every statement on the part of the undersigned is true and complete.

12. Specific State Legends.

FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN
SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID. SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.


FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                   [SIGNATURE PAGE FOR INDIVIDUAL INVESTORS]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his or her signature has been subscribed and sworn to below.

Number of Shares:	____________________ at $0.40 per Share

Aggregate Purchase Price:	$____________________

         _______________________________________
         Print Name of Investor

         _______________________________________
         Signature of Investor

         _______________________________________
         Address

         _______________________________________

         _______________________________________
         Social Security Number

         _______________________________________
         Print Name of Joint Investor

         _______________________________________
         Signature of Joint Investor

         Shares to be Registered as Follows:

        _______________________________________

_______________________________________

Accepted as of the ______ day of _______________, 2010

BALLROOM DANCE FITNESS, INC.


By: _____________________________
William G. Forhan, Chief Executive Officer

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             [SIGNATURE PAGE FOR CORPORATIONS, PARTNERSHIPS, TRUST
                         AND OTHER BUSINESS ENTITIES]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Number of Shares:	_____________________ at $0.40 per Share

Aggregate Purchase Price:           $____________________

         _______________________________________
         Print Name of Investor Entity

         _______________________________________
         Print Name and Title of Authorized Signatory

         _______________________________________
         Signature of Authorized Signatory

         _______________________________________
         Tax I.D. Number of Investor Entity

         _______________________________________
         Address

         _______________________________________
         Shares to be Registered as Follows:

        _______________________________________

_______________________________________

Accepted as of the ______ day of _______________, 2010

BALLROOM DANCE FITNESS, INC.


By: _____________________________
William G. Forhan, Chief Executive Officer


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